SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Events After Reporting Period [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
(a)Normal Course Issuer Bid
On January 3, 2019, we announced that, in connection with our normal course issuer bid ("NCIB") which commenced on August 15, 2018, we entered into an automatic purchase plan. The maximum amount of Units which may be repurchased under the NCIB was amended from 3,371,900 Units, being 10% of the public float, to 3,309,289 Units, which equals 5% of the total issued and outstanding Units. As of March 15, 2019, we repurchased 89,027 units.
(b)Distribution
On February 7, 2019, the Board of Directors declared a quarterly distribution in the amount of $0.0625 per unit, payable on March 29, 2019 to unitholders of record as at the close of business on February 28, 2019.
(c)Agreement to acquire Healthscope
On January 31, 2019, together with institutional partners, we reached an agreement to acquire up to 100% of Healthscope Limited ("Healthscope") for approximately $4.1 billion. The transaction will be funded with up to $1.0 billion of equity, $1.4 billion of long-term financing and $1.7 billion from the sale and long-term leaseback of 22 wholly-owned freehold hospital properties. The partnership expects to fund approximately $250 million of the equity, with the balance being funded by institutional partners. The transaction is expected to occur in the second quarter of 2019.
(d)Agreement to acquire Johnson Controls' Power Solutions
On November 13, 2018, together with institutional partners (collectively, “Brookfield”) and Caisse de dépôt et placement du Québec (“CDPQ”), we reached an agreement whereby Brookfield and CDPQ will acquire 100% of Johnson Controls’ Power Solutions business for approximately $13.2 billion. The partnership expects to fund approximately $750 million of the equity, with the balance being funded by institutional partners. The transaction is expected to occur in the second quarter of 2019.
(e)    Agreement to sell BGIS
On March 11, 2019, together with institutional partners, we announced an agreement to sell BGIS, a leading global provider of facilities management services to CCMP Capital Advisors, LP for approximately $1 billion. The partnership's share of the proceeds from the sale are approximately $180 million, after taxes. Closing of the transaction remains subject to customary closing conditions and is expected to close in the second quarter of 2019.